Exhibit 13.1
VOLUNTARY CERTIFICATION OF JEAN-MARC CHERY, PRESIDENT AND CHIEF EXECUTIVE OFFICER AND CHAIRMAN OF THE MANAGING BOARD OF STMICROELECTRONICS N.V. AND LORENZO GRANDI, PRESIDENT AND CHIEF FINANCIAL OFFICER AND MEMBER OF THE MANAGING BOARD OF STMICROELECTRONICS N.V., PURSUANT TO SECTION 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Report on Form 6-K of STMicroelectronics N.V. (the “Company”) for the period ending September 27, 2025, as submitted to the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned hereby certify that to the best of our knowledge:
1.    The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and
2.    The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 5, 2025	By:	/s/ Jean-Marc Chery

	Name:	Jean-Marc Chery
	Title:	President and Chief Executive Officer and Chairman of our Managing Board

Date: November 5, 2025	By:	/s/ Lorenzo Grandi

	Name:	Lorenzo Grandi
	Title:	President and Chief Financial Officer and Member of our Managing Board